 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

Boston Carriers, Inc.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands (State or other jurisdiction of incorporation)	333191564 (Commission File Number)	651011679 (I.R.S. Employer Identification No.)

Boston Carriers, Inc. 18 Nap. Zerva Str., 166 75 Glyfada, Greece (Address of principal executive offices)

+30 2130165708 (Registrant’s telephone number, including area code)

Integrated Inpatient Solutions, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Effective April 1, 2016, following receipt of approval by the Company’s Board of Directors and by the holder of approximately 92.5% of the Company’s voting power, the Company Amended and Restated its Articles of Incorporation (the “Restated Articles”) in the entirety. Shareholders are encouraged to read in their entirety the Restated Articles, which are filed herewith as an exhibit. The material changes to the Company’s pre-existing Articles are described below:

Increase of number of authorized shares

The Restated Articles provide that:

The Corporation shall have authority to issue fifty billion two million and one hundred thousand (50,002,100,000) shares of capital stock, of which (i) forty billion (40,000,000,000) shares shall be registered shares of common stock, par value of US$0.0001 per share (the “Common Shares”); (ii) five billion (5,000,000,000) shares shall be registered shares of Class B common stock, par value US$0.0001 per share (the “Class B Shares”); (iii) one million eight hundred and fifty thousand (1,850,000) shares shall be registered preferred shares, each with a par value of US$0.0001 (the “Series A Preferred Shares”), this Series A Preferred Stock will automatically convert, with no action by the holders thereof, into shares of common stock of the Corporation at a rate of 1,000 shares of common stock for each Series A Preferred share, on the date that is five (5) business days following the distribution by the Corporation of a cash dividend to the shareholders of its common stock of all amounts received by the Corporation as a refund to the Corporation from the United States Internal Revenue Service in connection with the Corporation's 2014 federal tax return less a maximum of $20,000 which would solely be used to pay the Corporation’s obligation under a settlement agreement relating to the Strong v. Strong lawsuit (the "Dividend"). The Series A Preferred Shares are not participating shares and prior to conversion the holders thereof shall not receive any dividend or other distribution from the Corporation and no portion of the Dividend will be distributed for the benefit of the holders of Series A Preferred shares. Prior to conversion, however, the holders of Series A Preferred shares shall be entitled to vote on all matters on which holders of common stock are entitled to vote and shall vote as if such Series A Preferred shares had converted, provided however, that the holders of Series A Preferred shares shall not be entitled to vote on any matter which would amend the terms of and restrictions on the Series A Preferred shares. (iv) two hundred and fifty thousand (250,000) shares shall be registered preferred shares, each with a par value of US$0.0001 (the “Series B Preferred Shares”) with the holder of this Series B Preferred stock having the right to convert the preferred stock into common stock at a ratio of ten shares of common stock for each share of preferred stock held and having no other right and (v) five billion (5,000,000,000) shares shall be registered preferred shares, each with a par value of US$0.0001 (the “Series C Preferred Shares”) . The number of authorized shares of Common Shares, Class B Shares Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution of the Board of Directors or the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Rights of the Class B Shares

The Restated Articles provide that:

The Board of Directors shall have the authority to issue Class B Shares in one or more series.  Each Class B share shall have identical designations, preferences, rights, qualifications, limitations and restrictions as a Common Share except as follows:

(a)            At every meeting of the shareholders of the Corporation, each holder of Class B Shares shall be entitled to fifty (50) votes in person or by proxy for each Class B Share registered in such holder’s name on the transfer books of the Corporation in connection with the election of directors and all other matters submitted to a vote of shareholders.

(b)            Each holder of Class B Shares (not including the Corporation and the Corporation’s subsidiaries) may convert any or all of the Class B Shares held by such holder into an equal number of Common Shares by providing a written notice to the Corporation, accompanied by certificates, if any, for such Class B Shares and any payment required for documentary, stamp or similar issue or taxes, stating that such holder desires to convert such Class B Shares into the same number of Common Shares, and, subject to the sole discretion of the Corporation, if to be issued in certificated form, with such legends and transfer restrictions relating to applicable securities laws thereon as the Corporation may determine and the denominations in which such certificates are to be issued.  To the extent permitted by applicable law, such voluntary conversion shall be deemed to have been effected at the close of business on the date such holder provides such written notice (and, if applicable, certificates) to the Corporation.

Common Shares and Class B Shares vote as one class.

The Restated Articles provide that:

Except as may be otherwise required by law or required or permitted by these Articles of Incorporation, the holders of Common Shares and Class B Shares shall vote together as a single class and their votes shall be counted and totaled together on all matters submitted to a vote of shareholders of the Corporation.  Any provision of these Articles of Incorporation for conversion of Class B Shares into Common Shares on a one-for-one basis shall be deemed not to adversely affect the rights of the Common Shares, and every reference in these Articles of Incorporation to a majority or other proportion of the votes of Common Shares or Class B Shares shall refer to such majority or other proportion of the votes to which such Common Shares or Class B Shares are entitled.

Creation of Classified Board of Directors.

The Restated Articles provide that:

The number of persons constituting the Board of Directors shall not be less than three (3) or more than nine (9), as fixed from time to time by the vote of holders of a majority of the Voting Power of the aggregate Voting Shares of the Corporation (subject to any rights of the holders of Preferred Shares) or by majority vote of the entire Board of Directors.  The Board of Directors shall be divided into three (3) classes (“Class  I,” “Class II” and “Class III,” respectively), as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with the term of office of one or another of the three (3) classes expiring each year.  The initial term of office of the Class I directors shall expire at the 2018 annual meeting of shareholders, the initial term of office of the Class II directors shall expire at the 2019 annual meeting of shareholders and the initial term of office of the Class III directors shall expire at the 2020 annual meeting of shareholders.  Commencing with the 2018 annual meeting of shareholders, the directors elected at an annual meeting of shareholders to succeed those whose terms then expire shall be identified as being directors of the same class as the directors whom they succeed, and each of them shall hold office until the third succeeding annual meeting of shareholders and until such director’s successor is elected and has qualified, unless such director is removed, resigns or dies prior to the annual meeting of shareholders in which such director’s term of office expires.

Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more class or series of Preferred Shares shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the then authorized number of directors shall be increased by the number of directors to be elected, and the terms of the director or directors elected by such holders shall expire at the next annual meeting of shareholders.

Item 8.01. Other Events.

Effective as of April 4, 2016 the trading symbol for the Company’s common stock, which is quoted on the OTC Pink Current Tier, changed from “INTP” to “BSTN.”

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.5	Amended and Restated Articles of Incorporation, effective April 1, 2016, as filed by the Corporation with the Registrar of the Republic of the Marshall Islands

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2016	Boston Carriers, Inc.

By: /s/ Antonis Bertsos
Name: Antonis Bertsos
Title: CEO

ARTICLES OF AMENDMENT

OF

Intergrated Inpatient Solutios Inc.

Reg. No. 82614

REPUBLIC OF THE MARSHALL ISLANDS

REGISTRAR OF CORPORATIONS

DUPLICATE COPY

The original of this Document was filed in accordance with Section 5 of the Business Corporations Act on

NON RESIDENT

April 1, 2016

G. Andritsopoulou

Deputy Registrar

APOSTILLE

*(Hague Convention of 5 October 1961/
Convention de la Haye du October 1961)*

1. Country: The Republic of the Marshall Islands

This Public Document

2. has been signed by: G. Andritsopoulou

3. acting in the capacity of: Deputy Registrar, Republic of the Marshall Islands

4. bears the seal/stamp of: Registrar of Corporations, Republic of the Marshall Islands

Certified

5. at: Piraeus, Greece 6. on: April 1, 2016

7. by: Special Agent of the Republic of the Marshall Islands

8. Number: P-07836-04/16

9. Seal /stamp: 10: Signature:

STATEMENT TO AMEND AND RESTATE ARTICLES OF INCORPORATION OF *BOSTON CARRIERS INC.* UNDER SECTION 93 OF THE BUSINESS CORPORATIONS ACT

The undersigned, *Antonios Bertsos CEO* of *Boston Carriers Inc.*, a corporation incorporated under the laws of the *Nevada* and redomiciled into the Republic of the Marshall Islands, for the purpose of amending and restating the Articles of Incorporation of said Corporation pursuant to section 93 of the Business Corporations Act hereby certify:

1. The name of the Corporation is: Boston Carriers Inc..

2. The Articles of Incorporation were filed in the *Nevada* on the 31st day of July of 2001 and the Corporation was redomiciled into the Republic of the Marshall Islands by filing Articles of Domestication on the 2nd day of March 2016.

3. The Articles of Incorporation are being amended and restated in its entirety.

4. The Articles of Incorporation are hereby replaced by the Amended and Restated Articles of Incorporation attached hereto.

5. These Amended and Restated Articles of Incorporation were authorized by actions of the Board of Directors and/or Shareholders of the Corporation as required by the Business Corporations Act.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on this 21st day of March, 2016.

Antonios Bertsos
CEO

ACKNOWLEDGEMENT

Date : 1st day of April 2016

I acknowledge that ANTONIOS BERTSOS known to me to be the individual described within, executed the foregoing instrument on 21st day of March 2016 and that the execution thereof was his/her act and deed.

E. Gigourtaki
Special Agent

SPECIAL AGENT OF THE MARSHALL ISLANDS

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
BOSTON CARRIERS INC.
UNDER SECTIONS 28 AND 93 OF THE MARSHALL ISLANDS
BUSINESS CORPORATIONS ACT

ARTICLE I

NAME, PURPOSE, POWERS AND DURATION

Section 1.1 Name. The name of the corporation shall be Boston Carriers Inc. (the "Corporation"). The Corporation was formed name Intergrated Inpatient Solutions Inc. and under the laws of Nevada on the 31st day of July, 2001 as a public company and redomiciled to the Marshall Islands as of the date of the filing of these Articles of Domestication and Articles of Incorporation. Pursuant to section 127(3) of the Business Corporations Act, the existence date of the Corporation shall be the date the Corporation was originally formed. Upon redomiciliation, the Corporation shall be governed under the laws of the Republic of the Marshall Islands.

Section 1.2 *Purpose.* The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the BCA.

Section 1.3 *Powers.* The Corporation shall have every power which a corporation now or hereafter organized under the BCA may have, including, without limitation, the power to engage in any lawful act or activity relating to the business of maritime transportation, including owning subsidiaries which own, operate, charter or re-charter vessels to others and any other lawful act or activity customarily conducted in conjunction therewith.

Section 1.4 *Duration.* The Corporation shall have a perpetual existence.

ARTICLE II

REGISTERED ADDRESS AND REGISTERED AGENT

The registered address of the Corporation in the Marshall Islands is Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405, Majuro, Marshall Islands MH 96960. The name of the Corporation's registered agent at such address is The Trust Company of the Marshall Islands, Inc. The Board of Directors of the Corporation (the "**Board of Directors**") may establish branches, offices or agencies in any place in the world and may appoint legal representatives anywhere in the world.

ARTICLE III

CAPITAL STOCK

(a) "**Person**" means an individual, partnership, corporation (including, without limitation, a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof;

(b) "**Voting Power**" means, with respect to a class or series of capital stock or classes of capital stock, as the context may require, the aggregate number of votes that the holder(s) of such class or series of capital stock or classes of capital stock, or any relevant portion thereof, entitled to vote at a meeting of shareholders, as the context may require, have; and

(c) "**Voting Shares**" means, with respect to any corporation, shares of any class or series of capital stock entitled to vote in connection with the election of directors and/or all other matters submitted to a vote and, with respect to any entity that is not a corporation, any equity interest entitled to vote in connection with the election of the directors or other governing body of such entity and/or all other matters submitted to a vote.

Section 4.2 *Preferred Shares.*

(a) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is vested with authority, with respect to any series of Preferred Shares, to fix by resolution the designations and the powers, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions thereon, including, without limitation, (1) the designation of the series; (2) the number of shares in the series, which the Board of Directors may, except where otherwise provided in the Preferred Shares designation, increase or decrease, but not below the number of shares then outstanding; (3) whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series; (4) the dates at which dividends, if any, will be payable; (5) the redemption rights and price or prices, if any, for shares of the series; (6) the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series; (7) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation; (8) whether the shares of the series will be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made; (9) conditions or restrictions on the issuance of shares of the same series or of any other class or series of the Preferred Shares; (10) the voting rights, if any, of the holders of the series; and (11) the rights to elect one or more directors of the Corporation. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status of undesignated Preferred Shares.

(b) Except as otherwise required by law, holders of any series of Preferred Shares shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by these Articles of Incorporation or by resolution of the Board of Directors adopted pursuant to authority herein granted relating to the issuance of such series and filed in accordance with Section 5 of the BCA (together a statement prepared pursuant to Section 35(5) of the BCA setting forth a copy of the said resolution).

Section 4.3 *Common Shares.* At every meeting of the shareholders of the Corporation, each holder of Common Shares shall be entitled to one (1) vote in person or by proxy for each Common Share registered in such holder's name on the transfer books of the Corporation in connection with the election of directors and all other matters submitted to a vote of shareholders.

Section 4.6 *Authority to Pay Dividends*. The holders of the Common Shares and the Class B Shares are entitled to receive dividends. Subject to any requirements imposed by the BCA, the Board of Directors, in its sole discretion, may determine whether to declare and pay dividends to the shareholders at any time, in accordance with the rights and preferences of the shares. Dividends shall be paid in cash or kind as the Board of Directors may decide , such distribution in kind, including, without limitation, the distribution of shares of any class of capital stock of the Corporation. The Board of Directors shall determine the fair market value of any dividend to be paid in kind.

Section 4.7 *No Preemptive Rights*. No shares of capital stock of the Corporation of any class whether now or hereafter authorized and no other security of the Corporation shall carry with it, and no holder of any share or shares of capital stock of the Corporation of any class whether now or hereafter authorized or of any other security of the Corporation, solely by reason thereof, shall have any preferential or preemptive right to acquire additional shares of capital stock of the Corporation of any class whether now or hereafter authorized or of any other security of the Corporation.

Section 4.8 *Distribution of Assets in case of Liquidation*. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the Corporation's creditors and the holders of Preferred Shares, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Shares and Class B Shares, and the holders of Common Shares and the holders of Class B Shares shall be entitled to receive the same amount per share in respect thereof. For purposes of this Section 4.8, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with or into one or more other corporations or entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation, voluntary or involuntary.

Section 4.9 *Power to reduce or increase capital.* Subject to BCA and to any rights conferred on the holders of any class of shares, the Corporation may by resolution of its Board of Directors reduce or increase its share capital, any capital redemption reserve or any share premium account in any way.

Section 4.10 *Power to consolidate or divide common shares.* Subject to BCA and to any rights conferred to the holders of any class of shares, the Corporation may by resolution of the Board of Directors effect a consolidation or division of the Company's common shares at a ratio of not less than 1-for-2 and not more than 1-for-1000 at any time, with the manner of implementation, ratio and timing of such consolidation to be determined by the Board of Directors.

Section 4.11 *Power to Purchase own shares.* Subject to BCA and to any rights conferred on the holders of any class of shares, the Corporation may by resolution of its Board of Directors purchase all or any of its shares of any class.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 *Powers.* The management of all the affairs, property and business of the Corporation shall be vested in the Board of Directors, who shall have and may exercise all powers except such as are exclusively conferred upon the shareholders by law or by these Articles of Incorporation.

Section 5.3 *Election.* Directors shall be elected by a plurality of the votes cast by holders with Voting Power of the aggregate Voting Shares of the Corporation. Cumulative voting, as defined in Section 71(2) of the BCA, shall not be used to elect directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Notwithstanding the foregoing, and except as otherwise required by law, if one or more class or series of Preferred Shares provides the holders thereof the right to elect one or more directors of the Corporation, the provisions of this Section 5.3 shall not apply with respect to the director or directors elected by such holders of Preferred Shares.

Section 5.4 *Removal.* Any or all of the directors of the Corporation may be removed at any time, with or without cause, by the affirmative vote of holders of a majority of the Voting Power of the aggregate Voting Shares of the Corporation cast at a meeting of the shareholders. Notwithstanding the foregoing, and except as otherwise required by law.

Section 5.5 *Vacancies.* Except as otherwise provided in these Articles of Incorporation, any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the vote of not less than a majority of the remaining members of the Board of Directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the term for which such directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more class or series of Preferred Shares shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Section 5.5 shall not apply with respect to the director or directors elected by such holders of Preferred Shares and such director(s) shall be replaced only pursuant to the provisions contained in the resolution(s) of the Board providing for the establishment of any such class or series of Preferred Shares.

Section 5.6 *Power of the Shareholders and Board of Directors Regarding Articles of incorporation and Bylaws.* The shareholders have the authority to adopt, amend and repeal the articles of incorporation and bylaws of the Corporation by the affirmative vote of holders of the majority of the Voting Power of the aggregate Voting Shares of the Corporation. The Board of Directors shall also have the authority to adopt, amend and repeal the articles of incorporation and bylaws of the Corporation without a vote of the shareholders, except that the Board of Directors may not amend or repeal the provisions of the articles of incorporation and bylaws for which it is specifically provided in the articles of incorporation and bylaws that they may be amended only by the affirmative vote of holders of no less than the majority of the Voting Power of the aggregate Voting Shares of the Corporation.

ARTICLE VI

LIMITATION ON DIRECTOR LIABILITY AND INDEMNIFICATION

Section 6.1 *Limitation of Director Liability.* To the fullest extent that the BCA or any other law of the Marshall Islands as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for actions taken in their capacity as director or officer of the Corporation (fiduciary duty), except to the extent that exemption from liability or limitation thereof is not permitted under the Business Corporations Act of the Republic of The Marshall Islands as in effect at the time such liability or limitation thereof is determined. No amendment to or repeal of this Section 6.1 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Section 6.2 *Indemnification.* The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, (other than an action by or in the right of the Corporation) by reason of the fact he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation, a director or officer of another corporation, partnership, joint venture, trust or other enterprise (the "Indemnitee"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding unless a final and unappealable determination by a court of competent jurisdiction has been made that he or she did not act in good faith or in a manner he or she did not reasonably believe to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

The purpose of this provision is to fully indemnify the Indemnitee to the fullest extent permitted by Section 60 of the BCA or any successor statute.

Section 6.3 *Expenses Payable in Advance.* The right to be indemnified shall include, without limitation, the right of an Indemnitee to be paid expenses in advance of the final disposition of any proceeding upon receipt of an undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified hereunder.

The purpose of this provision is to advance funds to the fullest extent permitted by Section 60 of the BCA or any successor statute.

Section 6.4 *Expenses of Enforcement.* An Indemnitee shall also be paid reasonable costs, expenses and attorneys' fees (including expenses) in connection with the enforcement of rights to the indemnification granted hereunder.

Section 6.5 *Non-exclusivity of Rights.* The rights of indemnification shall not be exclusive of any other rights to which an Indemnitee may be entitled and shall not be limited by the provisions of Section 60 of the BCA or any successor statute.

Section 6.6 *Insurance.* The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or serving in such capacity in another corporation at the request of the Corporation against any liability asserted against such person and incurred by such person in such capacity whether or not the Corporation would have the power to indemnify such person against such liability by law or under the provisions of these Articles of Incorporation.

Section 6.7 *Other Action.* The Board of Directors may take such action as it deems necessary or desirable to carry out the provisions set forth in this Article VII, including, without limitation, adopting procedures for determining and enforcing the rights guaranteed hereunder, and the Board of Directors is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangement as may be permitted by law.

Section 6.8 *Amendment or Repeal of Article VII.* Neither the amendment or repeal of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce any right to indemnification afforded by this Article VII to any person with respect to his or her status or any activities in his or her official capacities prior to such amendment, repeal or adoption.

Section 6.9 *Amendment of BCA.* If the BCA is amended after the date of the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors or permitting indemnification to a fuller extent, then the liability of a director of the Corporation shall be eliminated or limited, and indemnification shall be extended, in each case to the fullest extent permitted by the BCA, as so amended from time to time. No repeal or modification of this Section 6.9 by the shareholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this Section 6.9 at the time of such repeal or modification.

ARTICLE VII

AMENDMENTS

Except as otherwise provided by law, any provision herein requiring a vote of shareholders may only be amended by such a vote. Further, except as otherwise provided by law, Articles V, VI, VII and VIII may only be amended by affirmative vote of the holders of a majority of the Voting Power of the aggregate Voting Shares of the Corporation.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 *Authorization.* These Articles of Incorporation were authorized by action of the shareholders of the Corporation.

Section 8.2 *Domicile.* The Corporation may transfer its corporate domicile from the Marshall Islands to any other place in the world.

Section 8.3 *Article and Section Headings and References.* Article and Section headings in these Articles of Incorporation are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein. Unless otherwise expressly provided herein, all references to an "Article" or "Section" are to an Article or Section of these Articles of Incorporation.